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                                                                EXHIBIT 10(a)(4)

                               AMENDMENT NO. 3 TO
                             SECURED PROMISSORY NOTE

         THIS AMENDMENT NO. 3 TO SECURED PROMISSORY NOTE (this "Amendment") entered into as of this 20th day of April, 1999, by and between Navistar International Transportation Corp., a Delaware corporation ("Navistar", and Core Materials Corporation, a Delaware corporation (the "Company").


                                   WITNESSETH:

         WHEREAS, Navistar and RYMAC Mortgage Investment Corporation ("RYMAC") entered into a certain Asset Purchase Agreement dated as of September 12, 1996, as amended (the "Purchase Agreement"), pursuant to which the Company (as successor to RYMAC) purchased those certain assets of Navistar's Columbus Plastics Operation as described in the Purchase Agreement (the "Assets"), subject to the terms and conditions therein;

         WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the same meanings set forth in the Purchase Agreement;

         WHEREAS, as part of the consideration for the sale of the Assets, the Company previously executed and delivered to Navistar that certain Secured Promissory Note dated as of December 31, 1996, in the original principal amount of Twenty Five Million Five Hundred Four Thousand and 00/100 Dollars ($25,504,000.00), subject to adjustment as provided therein (the "Note");

         WHEREAS, the Note was amended by an Amendment No. 1 to Secured Promissory Note executed by the Company and Navistar dated as of December 31, 1996 (the "First Note Amendment"), and by and Amendment No. 2 to Secured Promissory Note executed by the Company and Navistar dated as of April 6, 1998 (the "Second Note Amendment"; the Note, as amended by the First Note Amendment and the Second Note Amendment, is hereinafter referred to as the "Amended Note");

         WHEREAS, the current outstanding principal balance of the Amended Note as of the date hereof, without giving effect to this Amendment, is Fifteen Million Eight Hundred Twenty-One Thousand Eight Hundred Forty-One and 00/100 Dollars ($15,821,841.00);

         WHEREAS, the parties wish to increase the principal amount of the Amended Note by Four Million Ninety-Eight Thousand Three Hundred Nine and 00/100 Dollars ($4,098,309.00) in order to effectuate the purchase price adjustment described in Section 1(g)(vi) of the Purchase Agreement for the Company's fiscal year ended December 31, 1998.

         WHEREAS, the parties wish to amend the terms of the Amended Note pursuant to the terms and conditions set forth herein below.

         NOW, THEREFORE, in consideration of the facts recited, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Navistar and the Company hereby agree as follows:

         1. Effective as of the date hereof, the Amended Note is hereby amended to be in the amount of "$19,920,150.00."

         2. Effective as of the date hereof, the first paragraph of the Amended Note is hereby amended to its entirety to read as follows:


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                  FOR VALUE RECEIVED, Core Materials Corporation, a Delaware
                  corporation (the "Company"), hereby promises to pay to the order of Navistar International Transportation Corp., a Delaware corporation ("Navistar"), the principal amount of Nineteen Million Nine Hundred Twenty Thousand One Hundred Fifty and 00/100 Dollars ($19,920,150.00) (or the unpaid principal amount from time to time outstanding hereunder) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

         3. The Company hereby ratifies and confirms the Amended Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Amended Note for all purposes.

         IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.

                                     CORE MATERIALS CORPORATION

                                     By: /s/ Kevin L. Barnett
                                         ----------------------------------
                                             Kevin L. Barnett
                                             Vice President, Treasurer &
                                             Chief Financial Officer

                                     NAVISTAR INTERNATIONAL TRANSPORTATION CORP.

                                     By: /s/ Thomas M. Hough
                                         ----------------------------------
                                             Thomas M. Hough
                                             Vice President and Treasurer


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